Supplement dated August 31, 2023
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2023, for funds under the following trust:
Trust
Columbia Funds Variable Series Trust II
Effective immediately, all references to Peter Van Gelderen as portfolio manager for CTIVP® - American Century Diversified Bond Fund are hereby removed.
Effective immediately, the information for Morgan Stanley Investment Management Inc. (MSIM), under the “Subadvisers and Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates” table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements” of the SAI with respect to CTIVP® - Morgan Stanley Advantage Fund is hereby superseded and replaced with the following:
H – MSIM, located at 522 Fifth Avenue, New York, NY 10036, is a direct wholly-owned subsidiary of Morgan Stanley Capital Management, LLC (MSCM). MSCM is a wholly-owned subsidiary of Morgan Stanley.
The rest of the section remains the same.
Effective immediately, the table under the caption “Ongoing Portfolio Holdings Disclosure Arrangements - Identity of Recipient - Recipients under arrangements with subadvisers" in the “Other Practices – Disclosure of Portfolio Holdings Information" section of the SAI is hereby changed by removing STP Investment Services, LLC and Schwab Compliance Technologies, Inc., updating the disclosure for MSCI Barra Inc. and adding disclosures for ACA Compliance Group, Equity Data Science and SimCorp, as outlined below:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
ACA Compliance Group	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
Equity Data Science	Used by certain subadvisers for portfolio management.	Daily
MSCI Barra Inc.	Used by certain subadvisers for analytical and statistical information. Used by certain subadvisers for environmental, social and governance (ESG) and analytics information.	Daily
SimCorp	Used by certain subadvisers for portfolio accounting systems.	Daily
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7950-0004_(08/23)